EXHIBIT 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND THE ISSUER OF THESE SECURITIES HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS.

Date of Issuance:  _________, 2018

Number of Shares
(subject to adjustment
UA GRANITE CORPORATION
A NEVADA CORPORATION

Series B Warrant

UA Granite Corporation, a Nevada corporation (the "Company"), for value received, hereby certifies that _______________________ (the "Initial Holder"), or its registered assigns (the Initial Holder or such registered assigns shall be referred to as the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time on or after the Exercise Date and on or before the Expiration Date, up to ___________ shares (the "Warrant Shares") of the Company's common stock, $0.00001 par value per share ("Common Stock"), at a purchase price of $1.50 per share (the "Purchase Price").  The number of shares of Warrant Shares and the Purchase Price may be adjusted from time to time pursuant to the provisions of this Warrant.  As used herein, "Exercise Date" means any date after the date hereof and prior to the Expiration Date on which the Registered Holder elects by written notice to the Company to exercise this Warrant.
This Warrant is issued pursuant to that Securities Purchase Agreement, dated as of _______, 2018, by and between the Company and the Initial Holder (the "Securities Purchase Agreement").
1. Exercise
(a) Manner of Exercise
.This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.  The Purchase Price may be paid by cash, check, or wire transfer.
(b) Effective Time of Exercise
 Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Cashless Exercise
        Subject to the provisions of Section 1(f), if at any time after the completion of the then-applicable holding period required by Rule 144, or any successor provision then in effect, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Registered Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Registered Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A)
= the volume weighted average price (the "VWAP") on the trading day immediately preceding the date on which the Registered Holder elects to exercise this Warrant by means of a "cashless exercise", as set forth in the applicable purchase/exercise form;

(B)	= the Purchase Price of this Warrant, as adjusted hereunder; and
(X)
= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(d) Delivery to Holder
As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
(i) a certificate or certificates for the number of shares of Warrant Shares to which such Registered Holder shall be entitled, and
(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.
(e) Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Registered Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable purchase/exercise form, the Registered Holder (together with such Registered Holder's affiliates, and any other persons acting as a group together with the Registered Holder or any of the Registered Holder's affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Registered Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Registered Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Registered Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder, it being acknowledged by the Registered Holder that the Company is not representing to the Registered Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Registered Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 1(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Registered Holder together with its affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Registered Holder, and the submission of a purchase/exercise form shall be deemed to be the Registered Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Registered Holder together with its affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 1(e), in determining the number of outstanding shares of Common Stock, a Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Registered Holder, the Company shall within two (2) trading days confirm orally and in writing to the Registered Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Registered Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Registered Holder may, upon notice to the Company, increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Registered Holder and the provisions of this Section 1(e) shall continue to apply.  Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.  The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(f) Call Provision.
(i) Subject to the provisions of Section 1(e) and this Section 1(f), if, at any time after the date of this Warrant, the VWAP of the Company's Common Stock for each of five (5) consecutive trading days, exceeds $1.50 (subject to adjustment for stock splits, stock dividends, reclassifications, recapitalizations and the like after the date of issuance of this Warrant), and the Registered Holder is not in possession of any information that constitutes, or might constitute, material non-public information which was provided by the Company, then the Company may call for cancellation of all or any portion of this Warrant for which a purchase/exercise form has not yet been delivered (such right, a "Call") for consideration equal to $0.0001 per Warrant Share.
(ii) To exercise this right, the Company must deliver to the Registered Holder a written notice (a "Call Notice") within five (5) days following the five-day trading period described in Section 1(f)(i) above, indicating therein the portion of unexercised portion of this Warrant to which such Call Notice applies.  If the conditions set forth below for the Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a purchase/exercise form shall not have been received by the Call Date will be cancelled at 6:30 p.m. eastern standard time on the 10th trading day after the date the Call Notice is received by the Registered Holder (such date and time, the "Call Date").
(iii) Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice.
(iv) The Company covenants and agrees that it will honor all purchase/exercise forms with respect to the Warrant Shares subject to a Call Notice that are tendered through 6:30 p.m. eastern standard time on the Call Date; provided, however, that any exercise of this Warrant during the period from the date of the Call Notice through and including the Call Date shall be made in exchange for payment in cash, and the cashless exercise provisions set forth in Section 1(c) of this Warrant shall not apply to any such exercise.
(v) The parties agree that any purchase/exercise form delivered following a Call Notice which calls less than all the Warrants shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant.  For example, if (A) this Warrant then permits the Registered Holder to acquire 100 Warrant Shares, (B) a Call Notice pertains to 75 Warrant Shares, and (C) prior to 6:30 p.m. eastern standard time on the Call Date, the Registered Holder tenders a purchase/exercise form in respect of 50 Warrant Shares, then (x) on the Call Date, the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (y) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Registered Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and (z) the Registered Holder may, until the Expiration Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices).
(vi) Subject again to the provisions of this Section 1(f), the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Registered Holder shall not have delivered a purchase/exercise form.
(vii) Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any such Call Notice shall be void), unless, from the beginning of the five-day trading period described in Section 1(f)(i) above through the Call Date, (1) the Company shall have honored in accordance with the terms of this Warrant all purchase/exercise forms delivered by  6:30 p.m. eastern time on the Call Date, and (2) a Registration Statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Registered Holder for the resale of all such Warrant Shares, and (3) the Common Stock shall be listed or quoted for trading on the OTC markets, and (4) there is a sufficient number of authorized shares of Common Stock for issuance of all securities under the Securities Purchase Agreement and the Warrants issued thereunder, and (5) the issuance of the shares shall not cause a breach of any provision of Section 1(e) herein.  The Company's right to call the Warrants under this Section 1(f) shall be exercised ratably among the Registered Holders based on each Registered Holder's initial purchase of Warrants pursuant to the Securities Purchase Agreement.
(viii) If at any time the Company exercises its right to Call all or any portion of this Warrant under this Section 1(f) and such Warrant is exercised in exchange for payment of cash, the Company shall issue to the Registered Holder a new warrant with respect to the portion of this Warrant to which the Call Notice applies, exercisable over a period of twelve (12) months, to purchase the equivalent number of shares of Common Stock, with an exercise price per share equal to the greater of: (x) 90% of the VWAP of the Company's Common Stock for the five-day trading period preceding the Call Notice described in Section 1(f)(i) above, or (y) $1.50 (subject to adjustment for stock splits, stock dividends, reclassifications, recapitalizations and the like after the date of issuance of this Warrant).  Such new warrant shall have substantially the terms as set forth herein except for the provisions of this Section 1(f)(viii).
2. Adjustments
(a) Stock Splits and Dividends
If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, then the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc
 In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2; and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.
(c) Subsequent Sales of Equity.  If the Company or any subsidiary, as applicable, at any time while this Warrant is outstanding, shall sell, or grant any option to purchase, or otherwise dispose of or issue (or announce any offer, sale, grant of any option to purchase, or other disposition) any Common Stock at an effective price per share less than the Purchase Price then in effect (such lower price, the "Base Share Price" and any such issuance, a "Dilutive Issuance"), then, simultaneously with the consummation of each Dilutive Issuance, the Purchase Price shall be reduced to equal the Base Share Price.  Upon the occurrence of any Dilutive Issuance, the Registered Holder is entitled to receive the then current number of Warrant Shares based upon the Base Share Price, regardless of whether the Registered Holder accurately refers to the Base Share Price in the purchase/exercise form.
(d) Adjustment Certificate
 When any adjustment is required to be made in the Warrant Shares or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
3. Transfers
(a) Unregistered Security
 This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, pledged, distributed, offered for sale, transferred or otherwise disposed of in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration or qualification is not required.  Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.
(b) Transferability
.Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.
(c) Warrant Register
.The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.  Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.
4. No Impairment
 The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 11 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.
5. Termination
This Warrant (and the right to purchase securities upon exercise hereof) shall terminate twelve (12) months from the date of issuance of this Warrant (the "Expiration Date").

6. Notices of Certain Transactions
 In the event:
(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or
(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or
(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Shares shall be entitled to exchange their shares of Warrant Shares (or such other stock or securities) for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.
7. Reservation of Stock
 The Company will at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and other similar Warrants. All of the shares of Common Stock issuable upon exercise of this Warrant and other similar Warrants, when issued and delivered in accordance with the terms hereof and thereof, will be duly authorized, validly issued, fully paid and non-assessable, subject to no lien or other encumbrance other than restrictions on transfer arising under applicable securities laws and restrictions imposed by Section 3 hereof.
8. Exchange of Warrants
 Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.
9. Replacement of Warrants
Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
10. Notices
Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.
11. No Rights as Stockholder
Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. Representations of Registered Holder
 By acceptance of this Warrant, the Registered Holder hereby represents and acknowledges to the Company that:
(a) this Warrant and the Warrant Shares are "restricted securities" as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;
(b) the Registered Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;
(c) the Registered Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant and the Warrant Shares and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent the Registered Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws; and
(d) the Company may affix one or more legends, including a legend in substantially the following form (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates representing Warrant Shares:
"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND THE ISSUER OF THESE SECURITIES HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS."

13. No Fractional Shares
No fractional shares will be issued in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one such share on the date of exercise, as determined in good faith by the Company's Board of Directors.
14. Amendment or Waiver
Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.
15. Headings
The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
16. Governing Law
This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its authorized officer as of the date first above written.
UA GRANITE CORPORATION, a Nevada corporation
Signed:

By:

Title:

Address:	31C Principal Torre Alta
San Felipe, Puerto Plata
Dominican Republic EH009E3

Phone No.: (809) 223-2353

EXHIBIT A
PURCHASE/EXERCISE FORM
To: UA GRANITE CORPORATION Dated:_________________
The undersigned, pursuant to the provisions set forth in the attached Warrant No. ___ hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant and herewith makes payment in full of the purchase price for such shares at the price per share provided for in such Warrant.
Payment shall take the form of (check applicable box):
[   ]  in lawful money of the United States in the amount of $_________; or
[   ]  the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(c).
The undersigned acknowledges that the undersigned has reviewed the representations and warranties contained in Section 12 of the Warrant and by its signature below hereby makes such representations and warranties to the Company as of the date hereof.
The undersigned further acknowledges that it has reviewed that certain Securities Purchase Agreement, dated as of ________, 2018 among the Company and certain holders of the Company's securities (as amended from time to time) and agrees to be bound by such provisions.
Signature:
Name (print):
Title (if applicable)
Company (if applicable):

EXHIBIT B
ASSIGNMENT FORM
FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:
Name of Assignee	Address/Fax Number	No. of Shares

Dated:  Signature:

            Witness: